Spearheading Immunotherapies Investor Presentation January 2022 Exhibit 99.1

This presentation and accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “target,” “estimate” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward looking statements are based on Harpoon's expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that could cause Harpoon's clinical development programs, future results or performance to differ significantly from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this presentation and accompanying oral commentary include, but are not limited to, statements about the progress, timing, scope, design and anticipated results of clinical trials, the timing of the presentation of data, the association of data with potential treatment outcomes, the development and advancement of platforms and product candidates, and the timing of development milestones for platforms and product candidates and future business, strategy and financial performance. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, clinical trial site activation or enrollment rates that are lower than expected, unanticipated or greater than anticipated impacts or delays due to the COVID-19 pandemic, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, the risk that trials may be delayed and may not have satisfactory outcomes, and unexpected litigation or other disputes that impede clinical trial progress. Other factors that may cause Harpoon's actual results to differ from those expressed or implied in the forward-looking statements in this presentation and accompanying oral commentary are discussed in Harpoon's filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Harpoon assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Harpoon’s own internal estimates and research. While Harpoon believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Harpoon’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward-looking Statements

Clinical-Stage Immuno-Oncology Company Advancing a Novel Portfolio of T Cell Engagers Redirecting T Cells to Become Cancer Killers Strong Capabilities Broad Pipeline in Immuno-Oncology Novel T Cell Engaging Platforms Deep expertise in oncology, T cell engagement, and protein engineering Well-positioned financially $154.2M in cash & equivalents1 Strong patent protection across platforms and programs 3 technologies allowing for “off-the-shelf” T cell therapies Each designed with a distinct approach and profile TriTAC® (Tri-specific T cell activating construct) ProTriTAC (Prodrug activation in tumor micro-environment) TriTAC-XR (Extended-release with slow activation in circulation) 4 clinical-stage TriTACs across 7+ indications Programs directed against clinically validated targets Platform properties clinically validated Evidence of clinical benefit Advancing lead ProTriTAC™ candidate targeting EpCAM (IND-enabling) (1) As of 09/30/21

TriTAC Oncology ProTriTAC Oncology TriTAC-XR Oncology/ Non-Oncology Program Stage of Development Preclinical Phase 1 Phase 2 HPN328 (DLL3) Small Cell Lung Cancer & Other Tumors HPN2171 (BCMA) Multiple Myeloma HPN536 (MSLN) Ovarian, Pancreatic & Other Solid Tumors HPN424 (PSMA) Prostate Cancer HPN601 (EpCAM) Multiple Solid Tumors Phase 3 Broad Pipeline of Immuno-Oncology Programs Four Clinical Stage TriTAC Programs, Three Distinct TCE Platforms TriTAC Indications Discovery ProTriTAC TriTAC-XR (1) AbbVie retains option to worldwide exclusive rights

HPN328 TriTAC Targeting DLL3

Small Cell Lung Cancer (SCLC) Comprises ~13% of All Lung Cancers; Aggressive Disease and Outsized Unmet Need Chemo- and/or radiation therapy has been the SoC as frontline treatment; Limited utilization due to suboptimal efficacy and significant toxicity Most patients relapse Recently-approved immunotherapy (PD-L1) offers only new alternative for 1L patients ~60K New Cases Annually ~6% 5-year survival Poor prognosis characterized by a rapid doubling time and early development of widespread metastases 70% Diagnosed with Extensive Disease < 5% present with disease amenable to surgical resection FEW TREATMENT OPTIONS Source: 1) American Cancer Society 2 National Cancer Institute’s SEER database 3 CancerMpact 4Rudin, et al. Small-cell lung cancer. Nat Rev Dis Primers (2021) Small Cell Lung Cancer: Will Recent Progress Lead to Improved Outcomes? Pietanza, Rudin et al Clin Cancer Res (2015); 6 Changing Epidemiology of SCLC in the US Over the Last 30 Years: Analysis of the Surveillance, Epidemiologic, and End Results Database Journal of Clinical Oncology; 7Absence of Biomarker-Driven Treatment Options in SCLC, and Selected Preclinical Candidates for Next Generation Combination Therapies. Front Pharmacol. (2021) ~6-12 months Median OS AGGRESSIVE DISEASE

HPN328 Phase 1/2 Study An Open-Label, Multi-Center, Dose Escalation / Expansion, Safety & PK Study Target population Small cell lung cancer relapsed after platinum chemotherapy Other malignancies with high grade neuroendocrine features R/R to standard of care (SOC) or no SOC available Trial objectives Assess safety and tolerability at increasing dose levels PK and pharmacodynamic data Evaluate preliminary anti-tumor activity Dosing and administration Weekly IV infusion starting at 15µg Status 15 patients enrolled Dose escalation on-going Dose Escalation: Single patient fixed dosing Dose Escalation: 3 + 3 (3 – 6 pts per cohort) Step dosing implemented at this point Part 1 – Dose Escalation Part 2 – Dose Expansion Up to 27 patients with relapsed SCLC at the recommended phase 2 dose Simon 2-Stage design ³ Gr 2 AE related or suspected related to HPN328 MTD or RP2D

HPN328: Dose Cohorts 480-Fold Escalation Accomplished Data as of December 2, 2021 Dose Level (µg/week) n 15 1 45 1 135 1 405 3 1215 4 3600 1 3600 (priming)→7200 (target) 4 Total 15

HPN328 Baseline Demographics 93% of Patients Had Prior Anti-PD-1/PD-L1 Treatment *Other NET: Colorectal, Retroperitoneal, Pancreatic, Thymic Data as of December 2, 2021 Baseline Characteristics Total N = 15 Age (yr), Median (range) 61 (43 – 73) ECOG performance status 0-1, n (%) 15 (100) Brain / Liver metastases, n (%) 3 (20) / 8 (53.3) Disease n (%) Small Cell Lung Cancer 9 (60) Neuroendocrine Prostate Cancer 2 (13.3) Other Neuroendocrine Tumor* 4 (26.6) Prior Lines of Therapy n (%) 1 6 (40) 2 3 (20) ≥3 6 (40) Median (range) 2 (1-5) Prior anti-PD-1/PD-L1 treatment 14 (93.3)

No dose-limiting toxicities observed Maximum tolerated dose not reached CRS events: 5 of 15 patients experienced CRS (G1-2) All CRS events were managed with standard medications and resolved within hours When CRS occurred, it typically followed the first dose and did not recur on subsequent dosing Transaminitis: 3 of 15 patients experienced transaminitis (G1-2); transient and asymptomatic When transaminitis occurred, it typically followed the first dose, resolved to baseline within 2-3 days and did not recur on subsequent dosing No patients discontinued due to adverse events HPN328: Safety and Tolerability No Grade 3 CRS Observed to Date Data as of December 2, 2021

HPN328 Time on Treatment 3600 3600 3600 uPR -38% TL chg (week 9) Confirmed PR -53% TL chg (week 9) -21% TL chg (Week 9) -27% TL chg (Week 9) Dose Increase SCLC Prior PD1/L1 inhibitor Ongoing NEPC NET Other * % Target Lesion Reduction from Baseline -X% Objective Response (RECIST v1.1) CR, PR Dose (μg/week) / (# of Prior Txs) NET other: Retroperitoneal, Colorectal, Pancreatic, Thymus Data as of December 2, 2021

HPN328 SCLC patients Anti-tumor Activity at Higher Doses, Including Confirmed PR At doses of ≥1215μg/wk: 3/4 SCLC patients had target lesion (TL) reductions Dose (μg/week) * * * * * On study treatment aRECIST 1.1 Criteria: -Partial Response: 30% or greater TL reduction -Progressive Disease: 20% increase -30%a 20%a Data as of December 2, 2021

61-year-old female Diagnosed in January 2021 with extensive SCLC Location of metastases: TLs: lung, liver x2, lymph nodes x2 Non-TLs: lung x2, liver Prior systemic treatment: carboplatin etoposide+atezolizumab Time on most recent prior systemic treatment: 20.1 weeks Upon study entry, stable disease as best response to most recent prior systemic treatment Data as of December 2, 2021 HPN328 Patient Case One: SCLC 53% Reduction in Sum of Target Lesion Diameters at Week 10 Confirmed PR Patient History Results Initiated HPN328 at 1215μg/week Increased dose of HPN328 to 3600μg/week starting C3D15 (Week 8) Confirmed PR at week 10 Remains on HPN328 treatment beyond 17 weeks

Pre-Treatment Week 6 Post-Treatment Week 10 Post-Treatment 38% reduction at wk 6 53% reduction at wk 10 HPN328 Patient Case One: SCLC 53% Reduction in Sum of Target Lesion Diameters at Week 10 Confirmed PR Lymph Node Lung Liver Data as of December 2, 2021

67-year-old male Diagnosed in April 2020 with extensive SCLC Location of metastases TLs: liver x2, lymph nodes x2 Non-TLs: liver, lymph nodes x2, spleen, bone, brain Prior systemic treatment Carboplatin + etoposide + toripalimab (anti-PD1) (4 cycles – clinical trial) Cisplatin + etoposide (2 cycles) Lurbinectedin Time on most recent prior systemic treatment 10.9 weeks Upon study entry, partial response as best response to most recent prior systemic treatment HPN328 Patient Case Two: SCLC 27% Reduction in Sum of Target Lesion Diameters at Week 9 Baseline Week 9 Response in peri-portal lymph node Patient History Results HPN328 3600 à 7200 μg/week Week 9: 27% reduction in sum of target lesion diameters Responses seen primarily in lymph nodes Liver metastases stable Reports symptoms improved Remains on HPN328 treatment beyond 10 weeks Data as of December 2, 2021

Clinical Summary HPN328 Manageable Safety Profile and Activity at Doses > 1215 µg/week HPN328 is well-tolerated No Grade 3 CRS to date Grade 1-2 CRS in 33% of patients No DLTs MTD not yet identified HPN328 activity signal at doses ≥1215 μg/week: Small Cell Lung Cancer 3 out of 4 patients with target lesion shrinkage, including 1 confirmed RECIST partial response Deepening of responses observed over time Responders ongoing Next steps Continue step dose escalation Selection of dose and target population for first expansion cohort Data as of December 2, 2021

HPN217 TriTAC Targeting BCMA

Multiple Myeloma is a progressive disease; depth and duration of response are weak in penta-refractory patients 74% CR /VGPR 58% CR /VGPR 43% CR /VGPR <10% CR /VGPR 1Bird SA, Boyd K. Palliat Care Soc Pract. 2019;13:1-13 3Gandhi, et al., Leukemia. 2019 September ; 33(9): 2266–2275. doi:10.1038/s41375-019-0435-7; TTP based upon conditional mPFS reported, VGPR based on interpolated values Significant unmet need remains in R/R setting and for frail patients Many patients experience tolerability issues and/or long- term side effects of treatment BCMA-Targeting immunotherapies transforming SOC for multiple myeloma The Opportunity: Large Population The Need: Improve Long Term Survival Rates

HPN217-3001 Phase 1/2 Trial Design Relapsed/Refractory Multiple Myeloma *International Myeloma Working Group Uniform Response Criteria For Multiple Myeloma and Minimal Residual Disease Assessment in Multiple Myeloma  Target Population is R/R MM Disease progressing at time of study entry At least 3 prior therapies, including proteasome inhibitor, immunomodulatory drug (IMiD), and an anti-CD38 antibody Prior exposure to BCMA-targeting agents permitted in escalation phase Dosing & Administration Administered weekly by 1-hour IV infusion Current status as of Nov 10, 2021 data cutoff date 37 patients enrolled Dose cohorts range from 5-3240 µg/week Dose Escalation: Single patient Fixed Dose Escalation: 3 + 3 (3 – 6 pts per dose level) Part 1 – Dose Escalation Patients treated at MTD or RP2D MTD or RP2D Step Dose Escalation: 3 + 3 (3 – 6 pts per dose level) ³ Gr 2 adverse event Part 2 – Dose Expansion

HPN217 Patient Baseline Characteristics: Heavily Pretreated R/R Multiple Myeloma Population Baseline Characteristics Total N = 37 Age (yr), Median (range) 71 (38 – 78) Duration of Disease (yr), Median (range) 8 (1 – 20) Prior Transplantation, N (%) 28 (76%) Prior Systemic Therapies, Median (range) 7 (2 – 16) Best Response To Most Recent Regimen PRIOR to Trial Enrollment N (%) Complete Response 1 (3%) Very Good Partial Response 4 (11%) Partial Response 5 (14%) Minimal Response 1 (3%) Stable Disease 10 (27%) Progressive Disease 12 (32%) Missing 4 (11%) Baseline Characteristics and Demographics Prior Systemic Therapies Therapeutic Class and Agents Total N = 37, N (%) Proteasome Inhibitor  Bortezomib 34 (92%) Carfilzomib 30 (81%) Ixazomib 10 (27%) Anti-CD38 Daratumumab 33 (89%) Isatuximab 3 (8%) IMiD Lenalidomide 34 (92%) Pomalidomide 31 (84%) Thalidomide 11 (30%) BCMA-Targeted Therapy Belantamab Mafodotin 6 (16%) SEA-BCMA 2 (5%) Bispecific TCE 1 (3%) CAR T-Cell Therapy 1 (3%) Data as of November 10, 2021 Prior to trial enrollment, 32% of patients had progressive disease as best response to most recent regimen 24% of patients received at least 1 prior BCMA-targeted therapy

Reported Adverse Events HPN217 Has Manageable Safety Profile  Event Grade 1 or Grade 2 ≥ Grade 3 All Grades (N=37) Hematological Adverse Events* Anemia 3 (8%) 14 (38%) 17 (46%) Non-Hematological Adverse Events* Fatigue 11 (30%) 1 (3%) 12 (32%) Aspartate Aminotransferase Increase 2 (5%) 5 (14%) 7 (19%) Cough 7 (19%) 0 (0%) 7 (19%) Alanine Aminotransferase Increase 3 (8%) 3 (8%) 6 (16%) Epistaxis 6 (16%) 0 (0%) 6 (16%) Headache 6 (16%) 0 (0%) 6 (16%) Arthralgia 5 (14%) 1 (3%) 6 (16%) Nausea 6 (16%) 0 (0%) 6 (16%) Diarrhea 6 (16%) 0 (0%) 6 (16%) Dyspnea 5 (14%) 1 (3%) 6 (16%) Common Adverse Events Per Common Terminology Criteria for Adverse Events (CTCAE) Version 5.0 Grading, >15% frequency *Common AEs per CTCAE V5.0 grading Most common (>20%) AEs include anemia, fatigue, and cytokine release syndrome (CRS) One dose limiting toxicity (DLT) reported Grade 4 AST, resolved 22% of patients had at least 1 event of transaminitis; majority of events were observed at first dose, all were transient, with no clinical sequalae MTD not reached Data as of November 10, 2021

HPN217 Adverse Events: Focus on CRS No Grade 3 CRS Events Reported to Date Event 5/15/30/90/270 µg/wk (N=7) 810 µg/wk (N=4) 1620 µg/wk (N=6) 2150 µg/wk (N=11) 2860 µg/wk (N=6) 1620→3240 µg/wk (N=3) Total (N=37) CRS (Grade 1 or Grade 2) 0 (0%) 0 (0%) 1 (17%) 6 (55%) 2 (33%) 0 (0%) 9 (24%) CRS Grade 1* 0 (0%) 0 (0%) 1 (17%) 4 (36%) 1 (17%) 0 (0%) 6 (16%) CRS Grade 2* 0 (0%) 0 (0%) 0 (0%) 2 (18%) 1 (17%) 0 (0%) 3 (8%) IRR 0 (0%) 1 (25%) 0 (0%) 1 (9%) 0 (0%) 0 (0%) 2 (5%) Pyrexia 0 (0%) 1 (25%) 1 (17%) 6 (55%) 2 (33%) 0 (0%) 10 (27%) Hypotension 0 (0%) 0 (0%) 0 (0%) 4 (36%) 1 (17%) 0 (0%) 5 (14%) Cytokine Release Syndrome and Infusion Related Reactions CRS Grade 1/2 : 9 patients (24%) No Grade 3 CRS reported One patient in 2860 µg/week cohort received tocilizumab due to Grade 2 CRS on first dose No ASTCT-defined ICANS reported *Grading per ASTCT 2019 criteria Data as of November 10, 2021

HPN217 on Treatment Activity Emerging in Higher Dose Cohorts Time on Treatment for All Patients Treated Data as of November 10, 2021 IMWG assessments obtained every six weeks 5 15 30 90 270 810 1620 2150 2860 3240

HPN217 IMWG Responses Threshold Effect: Responses obtained at higher doses Data as of November 10, 2021 ORR* (PR and better) DCR** (SD and better) Median Time on Treatment (wks) 5 – 810 µg/week 0/11 (0%) 4/11 (36%) 7 (3-25) 1620 µg/week 0/6 (0%) 3/6 (50%) 8 (2-17) 2150 µg/week 5/8 (63%) 7/8 (88%) 12 (1-31+) 2860 µg/week 2/5 (40%) 3/5 (60%) 4 (1-7+) * ORR = overall response rate ** DCR = disease control rate +=median will change with additional follow-up Overall Response and Disease Control Rates Disease-evaluable patients shown: Responses are measured by International Myeloma Working Group Uniform Response Criteria For Multiple Myeloma and Minimal Residual Disease Assessment in Multiple Myeloma  *includes confirmed and unconfirmed responses Figure 4. Overall Response Rate Overall Response Rate* In 8 disease-evaluable patients enrolled at 2150 µg/wk: one stringent CR one VGPR three PRs observed, including patient with prior BCMA-targeting therapy exposure 2 patients with stringent CR are MRD negative as assessed by next generation flow cytometry All responders remain on study treatment

Clinical Summary HPN217 Manageable Safety Profile and Active at Doses > 2150 µg/week HPN217 is generally well tolerated Transient low-grade CRS in 24% of patients, no Grade 3 reported to date MTD has not been reached one DLT of Grade 4 AST, resolved HPN217 is active 7 of 8 disease evaluable patients in the 2150 µg/week cohort demonstrated clinical benefit 63% ORR and 88% DCR observed in the 2150 µg/week cohort Responders include 1 patient with prior orvacabtagene autoleucel (JCARH125) treatment Next steps Continue dose escalation with step dosing to define the RP2D Explore less frequent dosing schedule, in parallel Define target population for expansion phase Data as of November 10, 2021

HPN536 TriTAC Targeting Mesothelin

HPN536 Phase 1/2a Trial Design and Status Mesothelin-Targeting TriTAC Enrolling Late-stage Ovarian, Pancreatic and Mesothelioma Cancer Patients HPN536 escalation study ongoing in multiple indications 83 patients enrolled Target doses up to 3600 ng/kg achieved Now enrolling cohort to evaluate target dose of 7200 ng/kg HPN536 well-tolerated, profile may permit significant escalation No new DLTs beyond 2 previously reported MTD not reached Next steps Rapid escalation to identify RP2D with step-dose now deployed Selection of target population(s) for expansion phase Dose Escalation: single patient Fixed Dose Escalation: 3 + 3 (3 – 6 pts per dose level) Part 1 – Dose Escalation 3 cohorts (Ovarian, Pancreatic and Mesothelioma) ~20 patients per cohort (Simon 2-Stage design) MTD or recommended Phase 2 dose Step Dosing Dose Escalation: 3 + 3 (3 – 6 pts per dose level) ³ Gr 2 study drug related toxicity Part 2 – Dose Expansion Status Data as of December 2, 2021

HPN424 TriTAC Targeting PSMA

HPN424 Trial Design and Status Target Population Disease progression on the prior systemic regimen At least two prior systemic therapies approved for mCRPC Prior chemotherapy allowed, but not required Trial Design Objectives include characterization of safety, PK, pharmacodynamics and identification of expansion dose Tumor assessments performed q9w and include conventional CT and bone scans and PSA Dosing, Administration & Exposure HPN424 administered qw, 1 hour IV infusion (one cycle = 3 weeks) Starting dose of 1.3ng/kg established by minimally anticipated biological effect level Dose Escalation: Single Patient Fixed Dose Escalation: 3 + 3 (3 – 6 pts per dose level) Part 1 – Dose Escalation 20 pts treated at RP2D determined in Part 1 Maximum Tolerated Dose (MTD) or Recommended Phase 2 Dose (RP2D) Step Dosing Dose Escalation: 3 + 3 (3 – 6 pts per dose level) ³ Gr 2 study drug related toxicity Part 2 – Dose Expansion HPN424 Phase I / IIa Trial Schema

HPN424-1001 Phase I Dose Escalation Status Update and Next Steps 102 patients enrolled across all cohorts Escalation ongoing 450 ng/kg Step Dose Fully Enrolled MTD not identified Safety profile manageable with pre-treatment and step dosing up to 450 ng/kg HPN424 activity seen in patients with reductions in PSA 2022 Focus: Improve overall activity and tolerability through potential exploration of dose and schedule

Compelling initial clinical activity for HPN328 (DLL3) and HPN217 (BCMA) targeting programs observed in escalation phase Learnings from earlier programs have enabled rapid dose escalation and effective CRS management Encouraging profile of tolerability and activity seen at higher doses These data validate the TriTAC platform in both solid tumors and hematologic malignancies Escalation ongoing to obtain higher exposures and identify RP2D in all programs Exploring expedited paths forward in robust patient populations Clinical Summary

Harpoon’s T Cell Engager Platforms

T cell Engager Platforms Are Optimized to Address Target-Specific Safety Concerns TriTAC ProTriTAC TriTAC-XR Prodrug Active αALB αTarget αCD3 Finalizing platform validation Maximize systemic exposure while minimizing CRS Heme malignancies and solid tumors with potential expansion to non-oncology Four, active clinical-stage programs Least complex platform Solid tumors and heme malignancies with limited on-target tox concerns Lead program in IND-enabling studies Minimize systemic exposure by acting locally at disease site Primarily solid tumors Active Prodrug protease linker masking moiety αTarget αALB αCD3 Active Slow activation in circulation Short-lived TEMPORAL CONTROL Minimize on-target CRS SPATIAL CONTROL Minimize on-target tissue tox CONSTITUTIVELY ACTIVE Minimize off-target toxicities (CRS) Long-lived Activation in tumor micro-environment

Platforms Designed To Address T Cell Engager Associated Toxicities Prodrug administered systemically Active drug formed through local activation at tumor site Active drug has short half-life Prodrug administered systemically Active drug formed systemically, but in a slow, controlled fashion Active drug has long half-life Active drug administered directly Ideal for targets with minimal expression in normal tissues >200x active active active prodrug prodrug Spatial Control Temporal Control TriTAC ProTriTAC TriTAC-XR Constitutive Activity

Harpoon’s First ProTriTAC HPN601 Is Designed to Target EpCAM, Potentially Addressing Large Unmet Medical Need Tumor EpCAM Expression1 (% moderate/high expression by IHC) HPN601 Population2 (estimated annual incidence in USA) Prostate 89 171,000 NSCLC 74 147,000 Breast 46 128,000 Colon 94 99,000 Endometrial 88 58,000 Thyroid 87 46,000 SCLC 75 22,000 Gastric 74 21,000 Ovarian 73 16,000 Esophageal 65 12,000 Neuroendocrine 88 11,000 Gallbladder 66 8,000 Total 729,000 1Based on Spizzo et al., J Clin Pathol, 2011. 2Estimated annual incidence in US, rounded to the nearest 1,000, based on the American Cancer Society’s (ACS) publication, Cancer Facts & Figures 2020, multiplied by the percentage of moderate and high EpCAM expression. The neuroendocrine tumor annual incidence taken from ASCO Cancer.net. Exemplary IHC figures adapted from proteinatlas. EpCAM’s broad tumor expression enables a balance of Fast-to-market vs. large indications PD-1/PD-L1 sensitive vs. insensitive indications Anticipate IND by year end 2022 Colorectal NSCLC

Harpoon Is Committed To Developing Next-Generation T Cell Engagers and Expanding Their Therapeutic Applications Solid tumor Heme Utility TriTAC ✓ ✓ Most robust platform minimizing off-target toxicities ProTriTAC ✓ Spatial control of activity to address on-target tissue damage TriTAC-XR ✓ ✓ Temporal control of activity to address on-target CRS Three T cell engager platforms for different applications Planned platform milestones by the end of 2022: ProTriTAC IND for lead ProTriTAC HPN601 (targeting EpCAM) TriTAC-XR Nomination of IND candidates

Notes Cash, Cash Equivalents and Marketable Securities $154.2M Expected to fund operations into 1H 2023 No debt As of September 30, 2021 Shares Outstanding 32.7M As of October 31, 2021 Market Capitalization $247M As of December 31, 2021 Non-affiliated Institutional Ownership 51.4% As of January 6, 2022 as reported by Factset Financial Snapshot

Program Milestone Anticipated Timing HPN217 Select the recommended Phase 2 dose (RP2D) and initiate expansion cohort(s) 1H 2022 Platform technology and selected clinical data R&D Day 1H 2022 HPN424 Complete dose escalation 2H 2022 Platform technologies Move new clinical candidate into IND-enabling studies 2H 2022 HPN328 Continue dose escalation to determine RP2D YE 2022 HPN536 Complete dose escalation YE 2022 HPN601 IND submission YE 2022 2022 Harpoon Milestones

Summary & Conclusions HARP: a clinical-Stage immuno-oncology company developing three novel classes of T cell engagers TriTAC ProTriTAC TriTAC XR Four TriTACs in clinical development in US, UK and EU All programs in dose-escalation across multiple indications All levels of target expression eligible Anticipate initiation of Phase 2 dose-expansion cohorts this year in lead programs Clinical evidence demonstrate TriTACs consistently performing as designed Antibody-like half life achieved across multiple targets Demonstrated in vivo stability in samples from human patient Evidence for tumor antigen and CD3 engagement Evidence of clinical activity and benefit observed across all programs Lead ProTriTAC program HPN601 targeting EpCAM in IND enabling studies

Spearheading Immunotherapies